Exhibit 23


                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's
previously  filed  Registration   Statements  File  No's.  33-76526;   33-80454;
33-88302;  333-2818;  333-37393;  333-39453;  333-51455;  333-62517;  333-62983;
333-64139; 333-68161; 333-49004; and 333-61412.


                                        /s/ Arthur Andersen


Phoenix, Arizona
October 12, 2001